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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of T-HQ, Inc. on Form S-2 of our report dated February 16, 1996 appearing in the prospectus which is part of this Registration Statement and to the references to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Los Angeles, California
January 17, 1997

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